ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (the "AGREEMENT") is made and entered into as of the 16th day of March, 2001 by and among Brilliant Digital Entertainment, Inc., a Delaware corporation ("BDE"), The Auction Channel, Inc., a Delaware corporation ("TAC"), and Trojan Television Limited, a corporation organized under the laws of England and Wales ("TROJAN" and collectively with BDE and TAC, the "SELLER"), and Metro Channel, LLC, a Delaware limited liability company (the "PURCHASER").

                                    RECITALS

     WHEREAS, Seller is engaged in the business of operating interactive auctions through various mediums, including, without limitation, the internet, television and telephone (the "BUSINESS"); and

     WHEREAS, subject to the terms and conditions set forth in this Agreement, Seller desires to sell and transfer to Purchaser, and Purchaser desires to purchase and acquire from Seller substantially all of the assets owned, held or used by Seller in connection with the operation of the Business.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties agree as follows:

     1. PURCHASE AND SALE OF ASSETS. On the terms and subject to the conditions set forth in this Agreement, Seller agrees to sell and deliver to Purchaser, and Purchaser agrees to purchase and acquire from Seller, all of the assets specifically described on SCHEDULE 1 attached hereto, as such assets shall exist at the date hereof (the "ASSETS"), free and clear of all liens, claims and encumbrances, which shall include:

     1.1 Subject to Section 5 (ii) hereof, all worldwide rights to the Auction Technology held by Seller. "AUCTION TECHNOLOGY" shall mean the proprietary auction technology (including, without limitation, all software, patents, copyrights, source code, object code, documentation and know how) relating to the Business developed, owned or licensed by Seller, including, without limitation, the Articulate Technology. "ARTICULATE TECHNOLOGY" shall mean any and all software, patents, copyrights, source code, object code, documentation and know how developed, owned or licensed by the Articulate Group relating to or used in the Articulate Systems (as defined below) and licensed to the Seller pursuant to the Settlement Agreement (as defined below). "ARTICULATE SYSTEMS" shall mean the internet bidding system developed by Articulate UK (the "INTERNET BIDDING SYSTEM"), Television Bidding System, the Telephone Bidding System and the NetBidLive System, as those terms are used in that certain Amended and Restated Settlement Agreement, dated as of June 21, 1999, by and among Articulate UK Limited, a Dutch corporation, Articulate Entertainment BV, Peter Farid Faisal Abdullah, Kai Schuermann, Trojan and BDE, and such other parties that are admitted thereto (the "SETTLEMENT AGREEMENT").

     1.2 Seller's website, including, without limitation, Seller's URL and the domain name ("WWW.THEAUCTIONCHANNEL.COM") and all operating code relating thereto;

     1.3 All of Seller's right, title and interest throughout the world to "The Auction Channel" trademark, trade name, brand and logos, including, without limitation, all registrations thereof or applications to register; and

     1.4 Any and all other software, hardware and intellectual property rights owned by Seller used primarily with respect to the Business; including, without limitation, patents and applications therefor, know-how, unpatented inventions, trade secrets, secret formulas, business and marketing plans, copyrights and applications therefor, trademarks and applications therefor, service marks and applications therefor, trade names and applications therefor, trade dress, domain names, and names and slogans used by Seller.

     2. DELIVERY OF POSSESSION OF ASSETS. At the Closing, Seller shall deliver possession of the Assets being transferred by Seller to Purchaser at such location in New York City as is mutually agreed among the parties. If at any time after the Closing Date, Seller comes into possession of any Asset, Seller shall promptly notify Purchaser and promptly deliver possession of the Asset to Purchaser at such location as is designated by Purchaser.

     3. CONSENT TO ASSIGNMENT. This Agreement shall not constitute an agreement to assign any interest in any contract or agreement or any claim, right or benefit arising thereunder or resulting therefrom, if an attempted assignment thereof without the consent required or necessary of any third Person would constitute a breach or violation thereof or affect adversely the rights of Purchaser or Seller thereunder. If a consent of any third Person which is required in order to assign any such interest is not obtained prior to the Closing Date, or if an attempted assignment would be ineffective or would adversely affect the ability of Seller to convey its interest to Purchaser or the rights of Purchaser thereunder, Seller shall cooperate with Purchaser in any lawful arrangement to provide that Purchaser shall receive Seller's entire interest in the benefits under any such contract or agreement, including, without limitation, entering into a sublicense agreement or enforcement (at the expense and for the benefit of Purchaser) of any and all rights of Seller against any other party thereto arising out of the breach or cancellation thereof by such party or otherwise. "PERSON" shall mean an individual or a partnership, corporation, trust, association, limited liability company, Governmental Authority or other entity. "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     4. PURCHASE PRICE. The Assets shall be purchased by Purchaser from Seller for an aggregate purchase price equal to $400,000 (the "PURCHASE PRICE") to be paid to Seller on the Closing Date (as defined herein) by wire transfer in accordance with the wire transfer instructions set forth on SCHEDULE 4 hereto.

     5. THE CLOSING. The closing (the "CLOSING") of the purchase and sale of the Assets shall take place on the first business day following the earlier to occur of (i) the receipt of a signed consent acceptable to the Purchaser from Articulate UK, and any other parties to the Settlement Agreement required by Purchaser, consenting to the transfer of all of Seller's rights in and to the Articulate Systems from the Seller to the Purchaser; or (ii) the execution of a license agreement between the Purchaser and Articulate UK and/or its affiliates granting Purchaser rights in and to the

Articulate Systems which are no less favorable to Purchaser than the rights in the Articulate Systems which would be transferred under this Agreement, together with the execution of documentation acceptable to Purchaser confirming the termination of the license of the Articulate Systems under the Settlement Agreement. The date of the Closing is referred to herein as the Closing Date. All documents may be exchanged by mail.

     6. NO ASSUMED OBLIGATIONS. Purchaser does not assume any of Seller's obligations or liabilities with respect to the Business. Notwithstanding the foregoing, Purchaser understands and acknowledges that, unless a new license agreement is entered into with Articulate UK and/or its affiliates, Purchaser will have to make payments pursuant to Section 6(c) of the Settlement Agreement in order to maintain certain rights in and to the Articulate Technology and that Seller shall not have any obligation to make any such payments under the Settlement Agreement so that Purchase may maintain such rights and that such payments shall be made by Purchaser in its sole discretion.

     7. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as follows:

     7.1 ORGANIZATION, STANDING AND CORPORATE POWER. Each of BDE, TAC and Trojan is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, with adequate corporate or other power and authority to own its properties and carry on its business as presently conducted. Seller has the corporate or other power to enter into, execute and deliver this Agreement and the agreements referred to herein and to consummate the transactions contemplated hereby and thereby.

     7.2 EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance of this Agreement and the other agreements referred to herein and the consummation of the transactions contemplated hereby and thereby have been or will prior to the Closing be duly authorized by Seller, and Seller has taken all other actions required by law, its Certificate of Incorporation and Bylaws and any other governing documents in order to consummate the transactions contemplated by this Agreement and the other agreements referred to herein. This Agreement and the other agreements referred to herein constitute the valid and binding obligations of Seller and are enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.

     7.3 TITLE TO THE ASSETS. Except for those certain license and maintenance payments relating to the Articulate Technology payable with respect to the period following the Closing Date as set forth in SECTION 6 of the Settlement Agreement, Seller has, and will transfer to Purchaser at the Closing, good and marketable title to all of the Assets, free and clear of all mortgages, pledges, liens (including, without limitation, tax liens), charges, security interests, claims, conditions, restrictions, encumbrances and obligations, of any type, kind or nature whatsoever.

     7.4 EFFECT OF AGREEMENT. The execution and delivery by Seller of this Agreement and the agreements referred to herein, the sale by Seller of the Assets to Purchaser, the performance by Seller of its obligations, respectively, pursuant to the terms of this Agreement and the other agreements referred to herein, and the consummation of the transactions contemplated hereby and thereby, do not and will not, with or without the giving of notice or lapse of time, or both:

     7.4.1 violate any judgment, order, writ or decree of any court or administrative body applicable to Seller or the Business;

     7.4.2 result in the breach of, constitute a default under, constitute an event which with notice or lapse of time, or both, would become a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the Assets under any agreement, commitment, contract (written or oral) or other instrument to which Seller is a party, or by which the Assets are bound or affected.

     7.5 LITIGATION. Except that certain action referred to as BDE v. Articulate concerning the Settlement Agreement, there is no claim, legal action, suit, arbitration, investigation or hearing of which Seller has received notice, notice of claim or other legal, administrative or governmental proceedings pending or, to Seller' best knowledge, threatened against Seller or any of the Assets (or in which Seller is a plaintiff or otherwise a party thereto) relating to the Business or the Assets.

     7.6 CONDITION OF ASSETS. The Assets constitute all of the material assets used in the operation of the Business, all of which are identified on SCHEDULE 1 hereto. Each item of tangible personal property, included in the Assets is in good operating condition and repair, ordinary wear and tear excepted, and in the stated maintenance, repair and operating condition reasonably required for the proper operation and use thereof in the ordinary course of business of the Business. No patents or copyrights have been registered or issued with respect to any component of the Auction Technology that is owned by Seller.

     7.7 COMPLIANCE WITH LAW. Seller has operated the Business in compliance with, and Seller is not in violation of, any material law, rule, regulation or order of any Governmental Authority applicable to either of Seller or the conduct of its Business.

     7.8 SETTLEMENT AGREEMENT. The Settlement Agreement is in full force and effect, and is the valid and binding obligation of each party thereto. The original parties to the Settlement Agreement remain the only parties thereto, and no additional parties have been added thereto. Seller has performed all of the material obligations required to be performed by it to date under the Settlement Agreement, and no event has occurred or circumstance exists which, with notice or lapse of time or both, would constitute a breach of or default by Seller under the Settlement Agreement. To the Seller's best knowledge, each other party to the Settlement Agreement has performed all of the obligations required to be performed by it to date under the Settlement Agreement and is not in breach of or in default under the Settlement Agreement, and no event has occurred or circumstance exists which, with notice or lapse of time or both, would constitute a breach of or default by such other party to the Settlement Agreement.

     7.9 INTELLECTUAL PROPERTY. Seller has sufficient title and ownership of or licenses to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes (the "INTELLECTUAL PROPERTY") necessary for the Business as now conducted without any conflict with or infringement of the rights of others. Except for the Settlement Agreement, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is Seller bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other Person. Seller has not received any communications alleging that Seller has violated or, by conducting its business as proposed, would violate any of the Intellectual Property rights of any other Person. Seller is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of Seller or that would conflict with Seller's business as currently conducted. Seller has no knowledge that any third party is infringing any of Seller's rights in any of the Intellectual Property or other Assets.

     8. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

     8.1 ORGANIZATION, STANDING AND POWER. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with adequate power and authority to own its properties and carry on its business as presently conducted. Purchaser has the power to enter into, execute and deliver this Agreement and the agreements referred to herein and to consummate the transactions contemplated hereby and thereby.

     8.2 EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance of this Agreement and the other agreements referred to herein and the consummation of the transactions contemplated hereby and thereby have been or will prior to the Closing be duly authorized by Purchaser, and Purchaser has taken all other actions required by law, its Certificate of Formation and operating agreement and any other governing documents in order to consummate the transactions contemplated by this Agreement and the other agreements referred to herein. This Agreement and the other agreements referred to herein constitute the valid and binding obligations of Purchaser and are enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.

     9. CONDITIONS TO OBLIGATIONS OF PURCHASER. Unless waived, in whole or in part, in writing by Purchaser, the obligations of Purchaser to effect the transactions contemplated hereby and in the other agreements referred to herein shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions:

     9.1 REPRESENTATIONS AND WARRANTIES OF SELLER TO BE TRUE. The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date. Seller shall have performed all material obligations and complied with all material covenants required by this Agreement and the other agreements referred to herein to be performed or complied with by Seller on or prior to the Closing Date.

     9.2 NO PROCEEDINGS. No action, suit or proceeding before any court or any governmental body or authority pertaining to the transactions contemplated by this Agreement or any other agreement referred to herein or to their consummation shall have been instituted or threatened on or prior to the Closing Date.

     9.3 CONSENTS. Seller shall have obtained and delivered to Purchaser all consents and approvals of Governmental Authorities and other Persons for Seller's unconditional consummation of the transactions contemplated hereby.

     9.4 AGREEMENTS WITH TRANSFERRED PERSONS. Seller shall have executed and delivered to the appropriate Transferred Person (other than George Lansbury) an Employment Termination Agreement (as such terms are defined in SECTION 11.3 below) and each Transferred Person shall have executed a Consulting Agreement with Purchaser or accepted employment with Purchaser, as the case may be, as contemplated by SECTION 11.3.

     9.5 RIGHTS IN AND TO THE ARTICULATE SYSTEMS. One of the following events shall have occurred: (i) the receipt of a signed consent acceptable to the Purchaser from Articulate UK, and any other parties to the Settlement Agreement required by Purchaser, consenting to the transfer of all of Seller's rights in and to the Articulate Systems from the Seller to the Purchaser; or (ii) the execution of a license agreement between the Purchaser and Articulate UK and/or its affiliates granting Purchaser rights in and to the Articulate Systems which are no less favorable to Purchaser than the rights in the Articulate Systems which would be transferred under this Agreement, together with the execution of documentation acceptable to Purchaser confirming the termination of the license of the Articulate Systems under the Settlement Agreement.

     10. CONDITIONS TO OBLIGATIONS OF SELLER. Unless waived, in whole or in part, in writing by Seller, the obligations of Seller to effect the consummation of the transactions contemplated by this Agreement shall be subject to the fulfillment prior to or at the Closing of each of the following conditions:

     10.1 REPRESENTATIONS AND WARRANTIES OF PURCHASER TO BE TRUE. The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same effect as though made at such time. Purchaser shall have performed all material obligations and complied with all material covenants required by this Agreement and the other agreements referred to herein to be performed or complied with by it prior to the Closing Date.

     10.2 EMPLOYMENT TERMINATION AGREEMENTS. Each Transferred Person shall have executed and delivered to Seller his or her Employment Termination Agreement.

     11. FURTHER AGREEMENTS OF THE PARTIES.

     11.1 FURTHER ASSURANCES. Each of Seller and Purchaser agrees to execute such further documents or instruments and to take such other actions as are necessary to transfer the Assets to Purchaser and to otherwise carry out the transactions contemplated by this Agreement and the other agreements referred to herein.

     11.2 PURCHASE PRICE ALLOCATION. Each of Seller and Purchaser shall cooperate to determine a mutually agreeable purchase price allocation (the "ALLOCATION") within two (2) months following the Closing and each party agrees that the Allocation shall be attached to this Agreement when it becomes available following the Closing.

     11.3 EMPLOYEES.

     11.3.1 Effective as of the Closing Date, Seller shall terminate the employment of those individuals that are listed on SCHEDULE 11.3.1 (the "TRANSFERRED PERSONS") (other than George Lansbury, who is not currently employed by Seller) and in connection with such termination, Seller shall enter into an agreement with each such terminated employee, in the form attached hereto as EXHIBIT A, pursuant to which certain employment related duties and obligations owed from Seller to such employee, including without limitation payment of severance amounts, and certain employment related duties and obligations owed by such employee to Seller, including without limitation, covenants not to compete or other covenants that would restrict such employee's ability to perform duties to Purchaser following the Closing, shall be terminated (such agreements being referred to herein as the "EMPLOYMENT TERMINATION AGREEMENTS"). Effective as of the Closing Date, Purchaser shall engage such individuals as consultants to facilitate the transaction contemplated hereby under consulting agreements with a term of at least four months (each a "CONSULTING AGREEMENT"), except that Cathy Elkies and Elyse Luray Marx shall instead become employees of Purchaser.

     11.3.2 Seller shall (i) retain all financial responsibility for the provision of employee benefits, insurance and worker's compensation benefits for any employee or former employee of Seller, including employees who are on long term disability or other paid or unpaid leave of absence, that arise in connection with his or her employment with Seller or the termination of such employment, (ii) be solely responsible for complying with all applicable COBRA requirements (as defined in Section 4980B of the Code, and Sections 601-609 of ERISA) with respect to employees and former employees of Seller or their spouses or dependents that arise in connection with his employment with Seller or the termination of such employment and (iii) be solely responsible for all benefits or compensation that are due or which become due to any employee or former employee of Seller or his spouse or dependent under any and all of Seller's Benefit Plans in connection with his employment with Seller or the termination of such employment. Purchaser shall have no liability or responsibility of any kind with respect to any of the items with respect to which Seller retains liability pursuant to the preceding sentence. Seller shall indemnify and hold Purchaser harmless from and against any and all liabilities, claims, demands, judgments, settlements, payments, losses, costs, damages and expenses (including reasonable legal fees and costs) whatsoever that Purchaser may at any time sustain, suffer or incur that result from, arise out of or pertain to, any claims relating to the Seller Benefit Plans or the benefits provided thereby, whether arising before, on or after the Closing, or any breach of Seller's obligations under the Seller's Benefit Plans or under this Agreement. For purposes of this paragraph, Seller's Benefit Plans shall mean all employee benefit plans, as defined in Section 3(3) of ERISA, and all bonus or other incentive compensation, deferred compensation, salary continuation, disability, health, dental, vision, life insurance, stock award, stock option, stock purchase, severance, parachute or other employee benefit, plans, policies or arrangements covering any current or former employees of Seller or any spouse or dependent of any such employee or former employee.

     11.3.3 Commencing on the date of this Agreement and continuing until the Closing Date, the Transferred Persons (other than George Lansbury) as employees of the Seller shall engage in various activities and provide various services in order to facilitate the transaction contemplated by this Agreement and the transition of the Business from Seller to Purchaser, including providing services to Purchaser at Purchaser's offices. In consideration for Seller making the Transferred Persons (other than George Lansbury) available to perform such services, Purchaser shall pay (i) an amount equal to $18,333 by March 26, 2001 and (ii) another amount equal to $18,333 by April 2, 2001. If within fourteen calendar days following the date hereof, the Purchaser has received a draft of the license agreement referred to in Section 5(ii) hereof, but the Closing shall not have occurred by then, the Seller shall make the Transferred Persons (other than George Lansbury) available to perform such services for another calendar week and the Purchaser shall pay a further amount equal to $18,333, payable by April 9, 2001. Such payments shall be made by wire transfer in accordance with the wire transfer instructions set forth on SCHEDULE 4 hereto and shall be reduced on a PRO RATA basis if the Closing occurs prior to the end of any applicable payment date. Any work product of such Transferred Persons arising from the performance of the services contemplated by this Section 11.3 shall be considered to be part of the Assets transferred to the Purchaser at the Closing.

     11.4 POST CLOSING ASSISTANCE. Seller shall make available the services of Phil Morle, or another employee of comparable skill (the "TRANSITION EMPLOYEE") to assist Purchaser in the transfer of the Assets from Seller to Purchaser. At the request of Purchaser, the Transition Employee shall provide services to Purchaser in New York for up to five consecutive business days during the 45 day period immediately following the Closing, the exact days of the trip to be mutually agreed to by the parties hereto (the "NEW YORK TRIP"). Purchaser shall pay all expenses for travel, lodging and meals incurred by the Transition Employee in connection with the New York Trip. The Transition Employee shall also be reasonably available by phone, taking into account time zone differences, during the five business days immediately following the New York Trip, to provide additional assistance to Purchaser in connection with the transfer of the Assets.

     11.5 COVENANT NOT TO COMPETE OR SOLICIT. Each of BDE, TAC and Trojan agrees that for a period of seven years following the Closing Date, neither it nor any of its affiliates will, directly or indirectly (except as the holder of less than 5% of the issued and outstanding stock of a publicly held corporation), (i) engage in, operate in any manner or own any equity or profits interest in, any business involving the operation, exploitation, transmission and/or broadcast (whether terrestrial, satellite, digital or any other means in existence or developed after the date hereof) via any medium in existence or developed after the date hereof of auctions or any related activity (including without limitation, auctions organized by any auction house) anywhere in the world and/or the provision of bidding at auctions or (ii) hire or solicit for hire any Transferred Person.

     11.6 PRESS RELEASES. Neither Seller or its affiliates nor Purchaser or its affiliates shall disclose to any Person or make any public announcement, by press release or otherwise, of this Agreement or the transactions contemplated by this Agreement without the prior written consent of the other party hereto, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, no provision of this SECTION 11.6 shall in any manner whatsoever prevent Seller and its affiliates or Purchaser and its affiliates from making the disclosure, if any, required by the Securities and Exchange Act of 1934, as amended, after giving the other party a reasonable opportunity to review in advance any such disclosure.

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     12. NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNITY.

     12.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as provided herein, all of the representations and warranties and indemnification obligations of the parties herein shall survive the consummation of the transactions hereunder and shall be binding upon the parties to this Agreement, their successors and assigns for a period of 12 months following the Closing.

     12.2 INDEMNIFICATION BY SELLER. Seller agrees to indemnify Purchaser and its directors, officers and affiliates, and each of their successors and assigns (individually, a "PURCHASER INDEMNIFIED PARTY") and hold them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties (including interest which may be imposed in connection therewith and court costs and reasonable fees and disbursements of counsel) ("DAMAGES") incurred by any of them in connection with:

     12.2.1 any inaccuracy in any of the representations or warranties made by Seller in this Agreement; or

     12.2.2 any attempt by any Person to cause or require a Purchaser Indemnified Party to pay or discharge any debt, obligation, liability or commitment of Seller; or

     12.2.3 any liability or obligation of Seller or its affiliates arising from or relating to the operation of the Business prior to the Closing.

     12.3 INDEMNIFICATION BY PURCHASER. Purchaser agrees to indemnify Seller and its directors, officers and affiliates, and each of their successors and assigns (individually, a "SELLER INDEMNIFIED PARTY"), and hold them harmless from, against and in respect of any and all Damages incurred by any of them in connection with:

     12.3.1 any inaccuracy in any of the representations or warranties made by Purchaser in this Agreement; or

     12.3.2 any attempt by any Person to cause or require a Seller Indemnified Party to pay or discharge any debt, obligation, liability or commitment of Purchaser.

     12.3.3 any liability or obligation of Purchaser or its affiliates arising from or relating to the operation of the Business following the Closing.

     12.4 NOTICE OF CLAIM. If a claim for Damages (a "CLAIM") is to be made by a party entitled to indemnification hereunder (an "INDEMNIFIED PARTY") against the indemnifying party (the "INDEMNIFYING PARTY"), the Indemnified Party shall give written notice (a "CLAIM NOTICE") to the Indemnifying Party, which notice shall specify whether the Claim arises as a result of a claim by a person against the Indemnified Party (a "THIRD PARTY CLAIM") or whether the Claim does not so arise (a "DIRECT CLAIM"), and shall also specify (to the extent that the information is available) the factual basis for the Claim and the amount of the Damages, if known. If the Claim is a Third Party Claim, the Indemnified Party shall provide the Claim Notice as soon as practicable after such party becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this Agreement. If any lawsuit or enforcement action is filed against any Indemnified Party, written notice thereof shall be given to the Indemnifying Party as promptly as practicable (and in any event within 15 calendar days after the service of the citation or summons). The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the Indemnifying Party has been damaged by such failure.

     12.5 DIRECT CLAIMS. With respect to any Direct Claim, following receipt of the Claim Notice from the Indemnified Party, the Indemnifying Party shall have 30 days to make such investigation of the Claim as is considered necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party sufficient information to substantiate the Claim, together with all such other non-privileged information as the Indemnifying Party may reasonably request. If both parties agree at or prior to the expiration of such 30-day period (or any mutually agreed upon extension thereof) to the validity and amount of such Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Claim. If the parties have not so agreed to the validity and/or amount of the Claim, then either party may bring an action against the other party to resolve the dispute.

     12.6 THIRD PARTY CLAIMS. With respect to a Third Party Claim, the Indemnifying Party shall be entitled, if it so elects at its own cost, risk and expense, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same unless the named parties to such action or proceeding include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, in which event the Indemnified Party shall be entitled, at the Indemnifying Party's cost, risk and expense, to separate counsel of its own choosing, and (iii) to compromise or settle such lawsuit or action. The Indemnified Party shall cooperate fully in the defense of such claim and shall make available to the Indemnifying Party pertinent information under its control relating thereto. If the Indemnifying Party fails to assume the defense of such Claim within 30 calendar days after receipt of the Claim Notice, the Indemnified Party against which such Claim has been asserted will (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake, at the Indemnifying Party's cost and expense, the defense, compromise or settlement of such Claim, which compromise or settlement shall be made only with the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. If the Indemnified Party assumes the defense of the Claim, the Indemnified Party will keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement.

     12.7 LIMITATIONS ON INDEMNIFICATION. Neither Purchaser Indemnified Parties nor Seller Indemnified Parties shall be entitled to recover under Sections 12.2 or 12.3 unless: (A) a Claim Notice has been delivered to the Indemnifying Party on or prior to that date which is 12 months following the Closing Date; and (B) the aggregate amount of indemnifiable Damages incurred by Purchaser Indemnified Parties on the one hand or Seller Indemnified Parties on the other hand exceeds $50,000 (the "INDEMNIFICATION BASKET"), at which time such Claim for indemnification may be made for the aggregate amount of all indemnifiable Damages exceeding the Indemnification Basket. In no event shall Purchaser Indemnified Parties or Seller Indemnified Parties be entitled, pursuant to the indemnification obligation contained in this Agreement, to recover an aggregate amount in excess of $400,000 (the "INDEMNIFICATION CAP").

     13. TAXES. Seller shall remain liable for the filing of all tax returns and reports and for the payment of all federal, state and local taxes of Seller relating to the operation of the Business or to the Assets for any period ending prior to the Closing Date and all sales and other transfer taxes attributable to or relating to the consummation of the transactions contemplated herein and shall indemnify and hold Purchaser and its affiliates harmless from and against all liability in connection therewith. Purchaser shall be liable for the payment of all taxes attributable to or relating to the operation of the Business or to the Assets from and after the Closing Date and shall indemnify and hold Seller and its affiliates harmless from and against all liability in connection therewith.

     14. MISCELLANEOUS.

     14.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing by the mutual agreement, in writing, of each of the parties to this Agreement. This Agreement may be terminated by either Seller or Purchaser, by delivery of written notice to the other party, if the Closing does not occur on or before April 6, 2001. In the event of such termination, no party shall have any obligation or liability to any other party in respect to this Agreement, except for any breach of this Agreement occurring prior to such termination.

     14.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign any of its rights, or delegate any of its duties or obligations, under this Agreement without the prior written consent of the other parties, and any such purported assignment or delegation shall be void AB INITIO. This Agreement shall inure to the benefit of and be binding upon any successors of each party by way of merger or consolidation.

     14.3 NOTICES. All notices, demands and other communications (collectively, "NOTICES") given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if sent by registered or certified mail, return receipt requested, postage and fees prepaid, by overnight service with a nationally recognized "next day" delivery company such as Federal Express or United Parcel Service, by facsimile transmission, or otherwise actually delivered to the following addresses:

          (a)  if to Purchaser:

               Metro Channel, LLC
               200 Jericho Quadrangle
               Jericho, NY  11753
               Attn: Greg Moyer
               Facsimile No.: (516) 803-4910

          (b)  if to Seller:

               Brilliant Digital Entertainment, Inc.
               6355 Topanga Canyon Boulevard, Suite 120
               Woodland Hills, CA 91367
               Attn: Mark Dyne
               Facsimile No.: 818.712.0810

Any Notice shall be deemed duly given when received by the addressee thereof, provided that any Notice sent by registered or certified mail shall be deemed to have been duly given two (2) business days from the date of deposit in the United States mails, unless sooner received. Any of the parties to this Agreement may from time to time change its address for receiving notices by giving written notice thereof in the manner set forth above.

     14.4 AMENDMENT; WAIVER. No provision of this Agreement may be waived unless in writing signed by all of the parties to this Agreement, and the waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended only by a written agreement executed by all of the parties to this Agreement.

     14.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED BOTH AS TO VALIDITY AND PERFORMANCE AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA, WITHOUT REGARD TO THE APPLICATION OF ANY STATE OR FEDERAL CONFLICTS OF LAWS RULES OR CHOICE OF LAW PRINCIPLES THEREOF. ANY LEGAL ACTION, SUIT OR PROCEEDING BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION MAY BE INSTITUTED ONLY IN ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK CITY, STATE OF NEW YORK, AND EACH PARTY AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT.

     14.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     14.7 REMEDIES CUMULATIVE. Each of the various rights, powers and remedies shall be deemed to be cumulative with, and in addition to, all the rights, powers and remedies which either party may have hereunder or under applicable law relating hereto or to the subject matter hereof, and the exercise or partial exercise of any such right, power or remedy shall constitute neither an exclusive election thereof nor a waiver of any other such right, power or remedy.

     14.8 NO FINDERS. The parties each agree to indemnify and hold harmless the other against any expense incurred by reason of any consulting, brokerage commission or finder's fee alleged to be payable to any person in connection with the transactions contemplated hereby because of any act, omission or statement of the indemnifying party or any dealings by the indemnifying party with any consultant, broker or finder.

     14.9 HEADINGS. The section and subsection headings contained in this Agreement are included for convenience only and form no part of the agreement between the parties.

     14.10 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     14.11 EXPENSES. Each party shall pay its own costs and expenses relating to the negotiation and execution of this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisors.

     14.12 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties to this Agreement and their respective successors and assigns, nor shall anything in this Agreement relieve or discharge the obligation or liability of any third Person to any party to this Agreement.

     14.13 ENTIRE AGREEMENT. This Agreement, including the other agreements and schedules attached hereto or to be entered into in connection with the transactions contemplated by this Agreement, constitutes and embodies the entire understanding and agreement of the parties hereto relating to the subject matter hereof and there are no other agreements or understandings, written or oral, in effect between the parties relating to such subject matter except as expressly referred to herein.

     IN WITNESS WHEREOF, this Asset Purchase Agreement has been executed as an instrument under seal as of the date first set forth above.


                                     METRO CHANNEL, LLC
                                     200 Jericho Quadrangle
                                     Jericho, NY 11753


                                     /S/ GREG MOYER
                                     -------------------------------------------
                                     By:
                                     Its:

                                     BRILLIANT DIGITAL ENTERTAINMENT, INC.
                                     6355 Topanga Canyon Boulevard, Suite 120
                                     Woodland Hills, CA 91367

                                     /S/ KEVIN BERMEISTER
                                     ------------------------------------------
                                     By:
                                     Its:

                                     THE AUCTION CHANNEL, INC.
                                     6355 Topanga Canyon Boulevard, Suite 120
                                     Woodland Hills, CA 91367


                                     /S/ RONALD CHAIMOWITZ
                                     ------------------------------------------
                                     By:
                                     Its:


                                     TROJAN TELEVISION LIMITED 6355
                                     Topanga Canyon Boulevard, Suite 120
                                     Woodland Hills, CA 91367


                                     /S/ RONALD CHAIMOWITZ
                                     ------------------------------------------
                                     By:
                                     Its:

                                 April 27, 2001



The Brilliant Digital Entertainment, Inc.
The Auction Channel, Inc.
Trojan Television Limited
6355 Topanga Canyon Boulevard, Suite 120
Woodland Hills, CA  91367

Gentlemen:

     Reference is made to the Asset Purchase Agreement (the "Agreement"), dated as of March 16, 2001, among each of you and Metro Channel, LLC. This is to confirm our agreement to amend the Agreement by deleting Section 11.4 of the Agreement in its entirety and replacing it with the following:

     11.4 POST CLOSING ASSISTANCE. Seller shall make available the services of Phil Morle (the "TRANSITION EMPLOYEE") and Rainer Wollgarten (the "TRANSITION MANAGER") to assist Purchaser in the transfer of the Assets from Seller to Purchaser. At the request of Purchaser, the Transition Employee shall provide services to Purchaser in New York for up to fifteen consecutive business days commencing May 14, 2001 (the "NEW YORK TRIP"). Purchaser shall pay all reasonable expenses for travel, lodging and meals incurred by the Transition Employee in connection with the New York Trip. The Transition Employee shall also be reasonably available by phone, taking into account time zone differences, prior to the New York Trip, to provide additional assistance to Purchaser in connection with the transfer of the Assets. Seller shall cause the Transition Employee to deliver to Purchaser all documentation elated to Seller's website by June 1, 2001. The Transition Manager shall be reasonably available by phone, taking into account time zone differences, during at least eight business days following the Closing to provide additional assistance to Purchaser in connection with the transfer of the Assets.

     Subject to the amendment herein provided, the Agreement shall remain in full force and effect.

                                                Very truly yours,

                                                METRO CHANNEL LLC

                                                By:   /S/ Greg Moyer
                                                -------------------------------

ACCEPTED AND AGREED:

BRILLIANT DIGITAL ENTERTAINMENT, INC.

By: /S/ Kevin Bermeister
   ----------------------------------


THE AUCTION CHANNEL, INC.

By: /S/ Ron Chaimowitz
    ---------------------------------


TROJAN TELEVISION LIMITED

By: /S/ Ron Chaimowitz
    ---------------------------------

                                 April 30, 2001

Metro Channel, LLC
200 Jericho Quadrangle
Jericho, NY  11753


Gentlemen:

Reference is made to that certain Asset Purchase Agreement by and among Brilliant Digital Entertainment, Inc., The Auctionchannel, Inc. and Trojan Television Limited (collectively the "Sellers") and Metro Channel, LLC (the "Purchaser") dated March 16, 2001 (the "Agreement"). This is to confirm on behalf of the Sellers that, pursuant to Schedule 11.3.1 of the Agreement, Purchaser will not be engaging the services of Matthew Byfield and Stacey Sayer, and Schedule 11.3.1 is hereby amended.



                                Very truly yours,

                                BRILLIANT DIGITAL ENTERTAINMENT, INC.

                                By   /S/  KEVIN BERMEISTER
                                    ---------------------------------

ACCEPTED AND AGREED:

METRO CHANNEL, LLC

By /S/ GREG MOYER
   ----------------------

THE AUCTION CHANNEL, INC.

By /S/ RON CHAIMOWITZ
   ----------------------

TROJAN TELEVISION LIMITED

By /S/ RON CHAIMOWITZ
   ----------------------